UNITED STATES
                                 -------------
                      SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------
                            Washington, D.C. 20549
                            ----------------------

                                   FORM 8-K
                                   --------

                                CURRENT REPORT
                                --------------
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):     August 14, 2002
                                                       ---------------


                         ANNTAYLOR STORES CORPORATION
                         ----------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                         1-10738                  13-3499319
        --------                         -------                  ----------
(State or Other Jurisdiction      (Commission File Number)     (I.R.S. Employer
of  Incorporation)                                           Identification No.)

                             142 West 57th Street
                           New York, New York 10019
                             --------------------
  (Address, including Zip Code, of Registrant's Principal Executive Offices)

                                (212) 541-3300
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                ANNTAYLOR, INC.
                                ---------------
            (Exact name of registrant as specified in its charter)


        Delaware                       1-11980                   51-0297083
        --------                       -------                   ----------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)

                             142 West 57th Street
                           New York, New York 10019
                           ------------------------
  (Address, including Zip Code, of Registrant's Principal Executive Offices)


                                (212) 541-3300
                                --------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                                --------------
                 (Former Names or Former Addresses, if Changed
                              Since Last Report)

This combined Form 8-K is separately filed by each of AnnTaylor Stores Corporation and AnnTaylor, Inc. The information contained herein relating to each individual registrant is filed by such registrant on its own behalf.

================================================================================

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE.
-------    ------------------------------------------

       AnnTaylor Stores Corporation (the "Company") issued a Press Release, dated August 14, 2002. A copy of the Press Release is appended to this report as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
-------   ----------------------------------

          (a)    Not applicable.

          (b)    Not applicable.

          (c)    Exhibits.

                 99.1   Press Release issued by the Company on August 14, 2002.



                                  SIGNATURES
                                  ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                         ANNTAYLOR STORES CORPORATION

                                         By: /s/  Barbara K. Eisenberg
Date:  August 15, 2002                       ---------------------------
                                                  Barbara K. Eisenberg
                                                  Senior Vice President,
                                                  General Counsel and Secretary

                                         ANNTAYLOR, INC.

                                         By: /s/  Barbara K. Eisenberg
Date:  August 15, 2002                       ---------------------------
                                                  Barbara K. Eisenberg
                                                  Senior Vice President,
                                                  General Counsel and Secretary

================================================================================

                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                          Description
------------           ------------------------------------------------------
   99.1                Press Release issued by the Company on August 14, 2002.


                                    Page 3